Exhibit 99.6

Unaudited Pro Forma Consolidated Financial Statements

On January 5, 2022, U.S. Energy Corp. (“we”, “us”, “U.S. Energy” or the “Company”) closed the acquisitions contemplated by those certain three separate Purchase and Sale Agreements (as amended to date, the “Purchase Agreements”), previously entered into by the Company on October 4, 2021, with each of (a) Lubbock Energy Partners LLC (“Lubbock”); (b) Banner Oil & Gas, LLC (“Banner”), Woodford Petroleum, LLC (“Woodford”) and Llano Energy LLC (“Llano”, and together with Banner and Woodford, collectively, “Sage Road”), and (c) Synergy Offshore LLC (“Synergy”, and collectively with Lubbock and Sage Road, the “Sellers”). Pursuant to the Purchase Agreements, U.S. Energy acquired certain oil and gas properties from the Sellers, representing a diversified, conventional portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisition also included certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets (collectively with the oil and gas properties acquired, the “Acquired Assets”).

The following unaudited pro forma condensed combined financial information is derived from the historical consolidated financial statements of U.S. Energy, Lubbock, Synergy, Banner, Woodford and Llano and has been adjusted to reflect the following:

●	U.S. Energy’s acquisition of substantially all of Lubbock’s oil and gas properties (the “Lubbock Acquisition”) for aggregate consideration of approximately $21.5 million, based on the closing price of a share of the Company’s common stock on January 5, 2022 (the “Closing Date”), consisting of (i) $125,000 of cash (the “Lubbock Unadjusted Cash Purchase Price”) and (ii) 6,568,828 unregistered shares of the Company’s common stock. The Lubbock Unadjusted Cash Purchase Price was subject to certain customary closing adjustments set forth in the Lubbock purchase agreement.
●	U.S. Energy’s acquisition of substantially all of Synergy’s oil and gas properties (the “Synergy Acquisition”) for aggregate consideration of approximately $21.4 million, based on the closing price of a share of the Company’s common stock on the Closing Date, consisting of (i) $125,000 of cash (the “Synergy Unadjusted Cash Purchase Price”) and (ii) 6,546,384 unregistered shares of the Company’s common stock. The Synergy Unadjusted Cash Purchase Price was subject to certain customary closing adjustments set forth in the Synergy purchase agreement.
●	U.S. Energy’s acquisition of certain of Sage Road’s oil and gas properties (the “Sage Road Acquisition” and, together with the Lubbock Acquisition and the Synergy Acquisition, the “Acquisitions”) for aggregate consideration of approximately $23.1 million, based on the closing price of a share of the Company’s common stock on January 5, 2022, consisting of (i) $1.0 million of cash (the “Sage Road Unadjusted Cash Purchase Price”), and (ii) 6,790,524 unregistered shares of the Company’s common stock. The Sage Road Unadjusted Cash Purchase Price was subject to certain customary closing adjustments set forth in the Sage Road purchase agreement.
●	The aggregate purchase price under all the Purchase Agreements was $67.4 million, representing $1.25 million in cash, the value of 19,905,736 shares of the Company’s common stock on the Closing Date of $64.7 million and purchase price adjustments on the Closing Date of $1.5 million. In addition, the Company assumed various liabilities, including the repayment of $3.3 million in debt, as well as a derivative liability from the novation of certain hedges with a mark to market loss of $3.1 million as of the Closing Date, suspense accounts, deferred tax obligation and asset retirement obligations.

The unaudited pro forma condensed combined statement of operations below for the year ended December 31, 2021 gives effect to the Acquisitions as if they had occurred on January 1, 2021.

Certain of Lubbock’s, Synergy’s and Sage Road’s historical amounts have been reclassified to conform to the financial statement presentation of U.S. Energy. Additionally, adjustments have been made to Lubbock’s, Synergy’s and Sage Road’s historical financial information to remove activity related to certain assets and liabilities retained by Lubbock, Synergy and Sage Road, respectively.

The results of operations presented herein as relating to the Acquired Assets were derived from the historical financial statements of the Acquired Assets included in this Current Report on Form 8-K/A (the “Current Report”).

The unaudited pro forma condensed consolidated financial statement data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of the Company for the three months ended March 31, 2022 and 2021 (unaudited), included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the Securities and Exchange Commission on May 12, 2022 and the years ended December 31, 2021 and 2020, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on March 28, 2022; and the audited financial statements of the Sellers for the years ended December 31, 2021 and 2020, each included in this Current Report.

An unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 has not been presented because the Company’s historical consolidated financial statements for the three months ended March 31, 2022 reflect the Acquisitions for the period from January 5, 2022 through March 31, 2022 and the financial impact of four days of operations from January 1, 2022 through January 4, 2022, is immaterial.

The pro forma financial information has been prepared based on information currently available to us, using assumptions that our management believes are reasonable. The pro forma financial information does not purport to represent the actual results of operations that would have occurred if the Acquisitions had taken place on the date specified. The pro forma financial information is not necessarily indicative of the results of operations that may be achieved in the future. The pro forma financial information includes certain reclassifications to conform the historical results of operations of the Acquired Assets to our results of operations. The unaudited pro forma financial information is presented for informational purposes only. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial information have been made.

The pro forma adjustments are based on preliminary estimates, available information, and certain assumptions, all as more fully described in the notes to the unaudited pro forma financial statements.

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2021

(Unaudited)

	Historical						Transaction Accounting Adjustments

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Reclassifications & Eliminations		Acquisition	Pro Forma Combined
(in thousands)
Revenue:
Oil	$5,956	$-	$-	$9,200	$-	$-	$(4,325	)(a)	$-	$28,334
							17,503	(b)
Natural gas and liquids	702	-	-	2,660	-	-	(1	)(a)	-	4,712
							1,351	(b)
Oil and gas	-	8,472	8,434	-	1,448	500	(18,854	)(b)	-	-

Total revenue	6,658	8,472	8,434	11,860	1,448	500	(4,326)		-	33,046
Operating expenses:
Oil and natural gas operations:
Lease operating expense	2,421	2,725	3,176	6,443	810	171	(3,139	)(a)	-	12,607
Production taxes	471	468	618	749	124	31	(314	)(a)	-	2,147
Depreciation, depletion, accretion and amortization	566	1,658	1,430	2,125	3,431	227	(1,434	)(a)	7,560 (c)	15,563
Impairment of oil and natural gas properties	-	-	-	-	-	193	(113	)(a)	-	80
General and administrative - related parties	-	294	-	-	-	-	(294	)(a)	-	-
General and administrative	-	559	2,518	1,860	268	307	(5,512	)(a)	-	-
Compensation and benefits	2,622	-	-	-	-	-	-		-	2,622
Professional fees, insurance and other	2,013	-	-	-	-	-	-		-	2,013
Exploration expense	-	-	-	-	714	-	(714	)(a)	-	-

Total operating expenses	8,093	5,704	7,742	11,177	5,347	929	(11,520)		7,560	35,032

Operating loss	(1,435)	2,768	692	683	(3,899)	(429)	7,194		(7,560)	(1,986)

Other income (expense):
Loss on real estate held for sale	(151)	-	-	-	-	-	-		-	(151)
Commodity derivative loss	(260)	-	-	(5,135)	-	-	-		-	(5,395)
Gain (loss) on marketable equity securities	10	-	-	-	-	-	-		-	10
Warrant revaluation loss	76	-	-	-	-	-	-		-	76
Rental and other gain (loss), net	8	-	-	(37)	-	-	37	(a)	-	8
Recovery of deposit	-	-	-	-	-	-	-		-	-
Other income	39	-	569	633	-	-	(1,202	)(a)	-	39
Interest expense, net	(57)	-	-	(139)	-	-	-		-	(196)

Total other (expense) income	(335)	-	569	(4,678)	-	-	(1,165)		-	(5,609)

Loss before income taxes	(1,770)	2,768	1,261	(3,995)	(3,899)	(429)	6,029		(7,560)	(7,595)

Income tax benefit (expense)	-	(44)	-	-	-	-	-		1,639 (d)	1,595

Net loss	$(1,770)	$2,724	$1,261	$(3,995)	$(3,899)	$(429)	$6,029		$(5,921)	$(6,000)

Preferred stock dividends	-	-	-	-	-	-	-		-	-

Net loss applicable to common shareholders	$(1,770)	$2,724	1,261	(3,995)	(3,899)	(429)	6,029		(5,921)	$(6,000)

Basic and diluted weighted average shares outstanding	4,492								19,906 (e)	24,398
Basic and diluted net loss per share	$(0.39)									$(0.25)

See notes to unaudited pro forma condensed combined financial information.

U.S. Energy Corp.

Notes to Pro Forma Condensed Combined Financial Information

(Unaudited)

Note 1. Unaudited Pro Forma Condensed Combined Statements of Operations

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021

The following adjustments have been made to the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 to reflect the Acquisitions:

a)	Represents adjustments to eliminate the effects of assets and liabilities retained by Lubbock, Synergy and Sage Road and not associated with the oil and natural gas properties acquired.
b)	Represents a reclassification of $17.5 million and $1.4 million to oil revenue and natural gas and liquids revenue, respectively, from Lubbock’s, Synergy’s, Llano’s, and Woodford’s oil and gas revenue to conform to U.S. Energy’s presentation.
c)	Reflects adjustments to depreciation, depletion, accretion and amortization expense resulting from the change in basis of property, plant and equipment acquired.
d)	Reflects the income tax benefit related to the combined pro forma pretax loss during the year ended December 31, 2021, based on the statutory tax rate of 21%.
e)	Reflects 19.9 million shares of U.S. Energy common stock issued to Lubbock, Synergy and Sage Road as a portion of the consideration for the Acquisitions.

Note 2. Supplemental Pro Forma Oil and Gas Information

The following tables present the estimated pro forma combined net proved developed and undeveloped oil and natural gas reserves as of December 31, 2021 for U.S. Energy, Lubbock, Synergy and Sage Road, along with a summary of changes in the quantities of net remaining proved reserves during the year ended December 31, 2021. The pro forma reserve information set forth below gives effect to the Acquisitions as if they had been completed on January 1, 2021.

	Oil
	(Barrels)
	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Pro Forma Combined

Proved developed and undeveloped reserves:
Balance as of January 1, 2021	975,745	1,759,128	2,224,436	5,391,162	243,808	154,160	(7,539,559)	3,208,880
Revisions of previous estimates	128,232	605,139	265,706	2,387,446	(63,457)	(51,436)	(966,099)	2,305,531
Discoveries and extensions	-	-	-	-	-	-	-	-
Purchases of minerals in place	11,365	-	-	-	-	-	-	11,365
Sale of minerals in place	-	-	-	-	-	-	-	-
Production	(93,722)	(111,497)	(138,220)	(147,842)	(21,161)	(48,934)	106,480	(454,896)

Balance as of December 31, 2021	1,021,620	2,252,770	2,351,922	7,630,766	159,190	53,790	(8,399,178)	5,070,880

Proved developed reserves:
Balance as of January 1, 2021	975,745	1,011,363	2,224,436	2,164,010	155,919	70,650	(3,393,243)	3,208,880
Balance as of December 31, 2021	1,021,620	1,030,450	2,351,922	2,453,948	159,190	53,790	(2,000,040)	5,070,880

Proved undeveloped reserves:
Balance as of January 1, 2021	-	747,765	-	3,227,152	87,889	83,510	(4,146,316)	-
Balance as of December 31, 2021	-	1,222,320	-	5,176,818	-	-	(6,399,138)	-

	Gas
	(Thousands of Cubic Feet Equivalent) (1)
	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Pro Forma Combined

Proved developed and undeveloped reserves:
Balance as of January 1, 2021	1,676,948	1,116,274	230,671	3,940,905	68,033	42,610	(2,604,451)	4,470,990
Revisions of previous estimates	437,757	2,241,228	157,309	552,052	(6)	(12,398)	1,619,160	4,995,102
Discoveries and extensions	-	-	-	-	-	-	-	-
Purchases of minerals in place	-	-	-	-	-	-	-	-
Sale of minerals in place	-	-	-	-	-	-	-	-
Production	(176,657)	(134,732)	(41,411)	(577,427)	(5,567)	(16,822)	(3,546)	(956,162)

Balance as of December 31, 2021	1,938,048	3,222,770	346,569	3,915,530	62,460	13,390	(988,837)	8,509,930

Proved developed reserves:
Balance as of January 1, 2021	1,676,948	604,863	230,671	3,940,905	68,033	3,250	(2,053,680)	4,470,990
Balance as of December 31, 2021	1,938,048	606,290	346,569	3,915,530	62,460	13,390	1,627,643	8,509,930

Proved undeveloped reserves:
Balance as of January 1, 2021	-	511,411	-	-	-	39,360	(550,771)	-
Balance as of December 31, 2021	-	2,616,480	-	-	-	-	(2,616,480)	-

(1) Thousands of cubic feet equivalent consist of natural gas reserves in thousands of cubic feet plus NGLs converted to thousands of cubic feet using a factor of 6 thousands of cubic feet for each barrel of NGL.

	Total Equivalent Reserves
	(Barrels)
	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Pro Forma Combined

Proved developed and undeveloped reserves:
Balance as of January 1, 2021	1,255,236	1,945,174	2,262,881	6,047,980	255,147	161,262	(7,973,634)	3,954,046
Revisions of previous estimates	201,192	978,677	291,924	2,479,455	(63,458)	(53,502)	(696,239)	3,138,049
Discoveries and extensions	-	-	-	-	-	-	-	-
Purchases of minerals in place	11,365	-	-	-	-	-	-	11,365
Sale of minerals in place	-	-	-	-	-	-	-	-
Production	(123,165)	(133,952)	(145,122)	(244,080)	(22,089)	(51,738)	105,889	(614,257)

Balance as of December 31, 2021	1,344,628	2,789,899	2,409,683	8,283,355	169,600	56,022	(8,563,984)	6,489,203

Proved developed reserves:
Balance as of January 1, 2021	1,255,236	1,112,174	2,262,881	2,820,828	167,258	71,192	(3,735,523)	3,954,046
Balance as of December 31, 2021	1,344,628	1,131,499	2,409,683	3,106,537	169,600	56,022	(1,728,766)	6,489,203

Proved undeveloped reserves:
Balance as of January 1, 2021	-	833,000	-	3,227,152	87,889	90,070	(4,238,111)	-
Balance as of December 31, 2021	-	1,658,400	-	5,176,818	-	-	(6,835,218)	-

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2021 is as follows:

	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Acquisition	Pro Forma Combined
(in thousands)
Future cash inflows	$76,041	$157,776	$129,119	$461,888	$10,614	$3,395	$(483,031)	$-	$355,802
Future cash outflows:
Production costs	(40,350)	(53,750)	(54,119)	(225,705)	(4,844)	(1,519)	216,586	-	(163,701)
Development costs	-	(27,784)	-	(35,115)	(68)	(118)	60,850	-	(2,235)
Income taxes	(2,818)	-	-	-	-	-	-	(22,868)	(25,686)
Future net cash flows	32,873	76,242	75,000	201,068	5,702	1,758	(205,595)	(22,868)	164,180
10% annual discount factor	(13,706)	(35,214)	(43,127)	(105,000)	(2,494)	(429)	112,935	13,703	(73,332)

Standardized measure of discounted future net cash flows	$19,167	$41,028	$31,873	$96,068	$3,208	$1,329	$(92,660)	$(9,165)	$90,848

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2021 are as follows:

	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Acquisition	Pro Forma Combined
(in thousands)
Standardized measure, beginning of year	$8,586	$13,805	$11,609	$26,056	$1,864	$1,818	$(27,066)	$-	$36,672
Sales of oil and natural gas, net of production costs	(3,766)	(5,278)	(4,641)	(4,712)	(514)	(1,499)	1,875	-	(18,535)
Net changes in prices and production costs	11,675	20,342	20,690	39,760	1,503	1,426	(61,728)	-	33,668
Changes in estimated future development costs	302	-	-	(13,833)	1,189	699	11,443	-	(200)
Extensions and discoveries	-	-	-	-	-	-	-	-	-
Purchases of minerals in place	216	-	-	-	-	-	-	-	216
Sales of minerals in place	-	-	-	-	-	-	-	-	-
Revisions in previous quantity estimates	3,080	11,333	1,498	33,632	(1,214)	(1,354)	(2,265)	-	44,710
Previously estimated development costs incurred	(302)	-	-	6,428	172	-	(6,428)	-	(130)
Net changes in income taxes	(1,389)	-	-	-	-	-	-	(9,165)	(10,554)
Accretion of discount	674	1,380	1,161	3,274	224	232	(4,302)	-	2,643
Changes in timing and other	91	(554)	1,556	5,463	(16)	7	(4,189)	-	2,358

Standardized measure, end of year	$19,167	$41,028	$31,873	$96,068	$3,208	$1,329	$(92,660)	$(9,165)	$90,848